UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  April 1, 2010


                                  NEOSTEM, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                                    Delaware
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             0-10909                                         22-2343568
-----------------------------------          -----------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)


          420 Lexington Avenue, Suite 450, New York, New York 10170
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)



                                 (212) 584-4180
                         -------------------------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


          [ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          [ ]   Soliciting  material pursuant to  Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

          [ ]   Pre-commencement communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ]   Pre-commencement communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

     On April 1, 2010, NeoStem, Inc. (the "Company") issued a press release providing an update of the Company's 2010 business outlook. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number                         Description
--------------------------------------------------------------------------
99.1                                   Press Release dated April 1, 2010.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEOSTEM, INC.


                                           By: /s/ Catherine M. Vaczy
                                              ----------------------------------
                                               Name:  Catherine M. Vaczy
                                               Title: Vice President and
                                                      General Counsel
Dated:  April 1, 2010

                                                                    Exhibit 99.1

                     NeoStem Provides 2010 Business Outlook

NEW YORK,  April 1  /PRNewswire-Asia-FirstCall/  -- NeoStem,  Inc.  (NYSE:  NBS)
("NeoStem" or the "Company"), an international biopharmaceutical company with operations in the U.S. and China, today provided an update of its 2010 business outlook.


"With the acquisition of a 51% interest in Suzhou Erye Pharmaceutical Co. Ltd. ("Erye"), development of our adult stem cell collection network and advances in the development and commercialization of stem cell therapies, 2009 was a transformational year for the Company," said Robin Smith, MD, Chairman and CEO of NeoStem. Since the acquisition, I am pleased to report that both our aggregate shareholder value and liquidity have increased substantially. In 2010, we are focused on growing our pharmaceutical platform, expanding our US stem cell collection network, and implementing and advancing our adult stem cell initiatives in China."


2010 Outlook


"In 2010, NeoStem remains committed to advancing our stem cell therapeutic development through the application of our VSELTM technology in the US, while enhancing our stem cell platform in China with the commercial launch of several stem cell applications by our partners and the initiation of construction of our Beijing facility," added Dr. Smith. "Our Erye subsidiary is focused on becoming one of the largest antibiotic producers in Eastern China by substantially increasing its capacity once operations are fully transferred to the new manufacturing facility and the production lines are fully operational, which is on schedule to be completed in 2011, and enhancing the potential of the new drug pipeline through in-licensing opportunities and approval of new generic drugs by the SFDA. With the completion of our recent financing and the exercise of 1,000,000 warrants at a per share exercise price of $1.75, the Company is well underway to execute our growth plan for 2010 and we look forward to providing all of our stakeholders with timely updates of our progress."


Stem Cells


Beijing facility -- Buildout of the Company's planned R&D facility has begun. In addition to supporting the processing and storage activities, the laboratory will provide a state-of-the-art venue for expanded adult stem cell-related research and development activities in China. NeoStem is collaborating with experts in China to develop its intellectual property positions in the stem cell field and develop adult stem cell-based therapies. These efforts will be dedicated to the research and development of the stem cell technology and its application to a number of therapeutic programs, initially including diabetes, anti-aging and cardiac disease.


Collaborations -- As the world-wide license holder to VSEL (TM) technology, a promising adult stem cell technology, NeoStem remains in discussions with a number of researchers to generate data relating to other clinical applications of very small embryonic-like stem cells, including neural, cardiac, and ophthalmic disease, to expand our research efforts and maximize the value of this technology. In this regard, letters of Intent (LOI) have been executed between the Company's Chinese consultant and Shandong Life Science and Technology Research Institute and Peking University Diabetes Center, Beijing Institute of Geriatrics, Ministry of Health and Shandong University.


Commercialization -- The launch of therapeutic programs in People's Republic of China (PRC) and Taiwan are on track. NeoStem entered into license agreements to acquire world-wide and exclusive rights to certain innovative stem cell technologies for wound healing, cosmetic and anti-aging applications and has leveraged these technologies to establish partnerships. Wendeng Orthopedic Hospital commenced operations in the first quarter of 2010 with revenues expected during the second quarter of 2010. Enhance BioMedical Holdings Limited
(EBH) is expected to begin in the second quarter of 2010 adult stem cell collection and storage activities to enable it to launch the application of cosmetic and anti-aging therapies in Taiwan during the summer of 2010. EBH is a strategic investor in NeoStem with a 16.7% beneficial ownership interest.


Stem Cell Collection Network -- NeoStem is on track to have ten stem cell collection centers in its U.S. network by the end of 2010. In the first quarter, the Company expanded into the southwestern region of the US with the addition of the physician group at Westlake Orthopaedics Spine & Sports in Austin, TX. In the second quarter, NeoStem is preparing to launch an adult stem cell collection center at its new R&D facility in Cambridge, MA. The collection centers not only provide expected new sources of revenue but also further strengthen the Company's leadership in adult stem cell collection and storage.


Pharmaceuticals


With seven products in the drug pipeline, including four that are approved or pending approval, and a diversified product portfolio, Erye is well positioned for growth in China's rapidly expanding pharmaceutical market, which is expected to triple in size by 2013. NeoStem plans to supplement Erye's internal R&D and expand the product portfolio through strategic product in-licensing and acquisition opportunities that can leverage its expanded manufacturing capacity or its strong distribution network.


Erye began transferring its operations to its new manufacturing facility in January 2010. The relocation will continue as the new production lines are completed and receive current Good Manufacturing Practices (cGMP) certification through 2011. In January 2010, Erye received notification that the SFDA has approved Erye's application for cGMP certification to manufacture solvent crystallization sterile penicillin and freeze dried raw sterile penicillin at the new facility, which provides 50% and 100% greater manufacturing capacity, respectively, than its existing facility. Historically, these two lines have accounted for approximately 20% of Erye's sales. Additionally, Erye continues to focus on obtaining SFDA approval for the remainder of its product lines.


About NeoStem, Inc.


NeoStem, Inc. is engaged in the development of stem cell-based therapies, pursuit of anti-aging initiatives and building of a network of adult stem cell collection centers in the U.S. and China that are focused on enabling people to donate and store their own (autologous) stem cells for their personal use in times of future medical need. The Company is also the licensee of various stem cell technologies, including a worldwide exclusive license to VSELTM technology which uses very small embryonic-like stem cells, shown to have several physical characteristics that are generally found in embryonic stem cells, and is pursuing the licensing of other technologies for therapeutic use. NeoStem's majority-controlled Chinese pharmaceutical operation, Suzhou Erye, manufactures and distributes generic antibiotics in China. For more information, please visit: http://www.neostem.com .


Forward-Looking Statements


This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectations, as of the date of this press release, and involve certain risks and uncertainties. Forward looking statements include statements herein with respect to the success of the Company's VSELTM technology, the commercialization of stem cell programs, the licensing or acquisition of new drug opportunities, the construction of facilities, the new stem cell collection center and future expansions, as well as the future of stem cell in medical treatment about which no assurances can be given. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the "Risk Factors" described in the Company's Annual Report on Form 10-K filed with the with the Securities and Exchange Commission on March 31, 2010, as well as other periodic filings made with the Securities and Exchange Commission. The Company's further development is highly dependent on future medical and research developments and market acceptance, which is outside its control.

            For more information, please contact:

            NeoStem, Inc.
              Robin Smith, CEO
              Phone: +1-212-584-4174
              Email: rsmith@neostem.com
              Web:   http://www.neostem.com

            CCG Investor Relations, Inc.
              Lei Huang, Account Manager
              Phone: +1-646-833-3417
              Email: lei.huang@ccgir.com
              Web:   http://www.ccgirasia.com

            Crocker Coulson, President
              Phone: +1-646-213-1915
              Email: crocker.coulson@ccgir.com